SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     ---------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 19, 1997

                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                          Commission File Number 0-9439

               TEXAS                                        74-2157138
    (State or other Jurisdiction                         (I.R.S. Employer
  of incorporation or organization)                     Identification No.)


  1200 SAN BERNARDO, LAREDO, TEXAS                          78040-1359
(Address of principal executive offices)                    (ZIP Code)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (210) 722-7611

                                      NONE
          (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS

      On August 19, 1997, International Bancshares Corporation ("IBC") issued a news release announcing that IBC had entered into an agreement to acquire University Bank, Houston, Texas. The transaction is subject to, among other things, regulatory approval. The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            The following exhibit is filed as part of this report:

            (99) News release of International Bancshares Corporation dated August 19, 1997.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERNATIONAL BANCSHARES CORPORATION
                                         (Registrant)

                                        By: /s/ DENNIS E. NIXON
                                            DENNIS E. NIXON, President,
                                            and Chief Executive Officer
Date:  August 21, 1997

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
                                  EXHIBIT INDEX

         Exhibit                                               Page
         Number                  Description                   Number
         -------                 -----------                   ------
           99             News Release of International          5
                          Bancshares Corporation dated
                          August 19, 1997

                                       4